Other Income, Net - Summary of Other Income, Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022	Mar. 31, 2021
Analysis of income and expense [abstract]
Net gain arising on financial assets designated as FVTPL	$ 7,991	$ 7,137	$ 6,352
Interest income	5,279	3,772	3,702
Others, net	2,735	2,958	2,410
Total	$ 16,005	$ 13,867	$ 12,464